                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 9, 2004
(November 8, 2004)                                 ----------------
------------------

                             ABERCROMBIE & FITCH CO.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      1-12107                 31-1469076
         --------------               ----------------          --------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
            --------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

         Item 2.02.  Results of Operations and Financial Condition.
         ---------------------------------------------------------

         On November 9, 2004, Abercrombie & Fitch Co. ("A&F") issued a news release (the "November 9, 2004 Release") reporting, among other things, results for the thirteen weeks and the thirty-nine weeks ended October 30, 2004. A copy of the November 9, 2004 Release is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 - Other Events
------------------------

         Item 8.01. Other Events
         -----------------------

          In the November 9, 2004 Release, A&F also announced that its Board of Directors had authorized the extension of A&F's stock repurchase program announced on July 29, 2004 (the "Current Stock Repurchase Program"). Under the extension of the Current Stock Repurchase Program, A&F is authorized to repurchase up to 6,000,000 shares of A&F's Class A Common Stock (the "Extension of the Stock Repurchase Program"), in addition to the 643,500 shares of Class A Common Stock which remained available for repurchase under the Current Stock Repurchase Program as of November 8, 2004.

          In the November 9, 2004 Release, A&F also reported that on November 8, 2004, the Company signed a Consent Decree settling three related class action diversity lawsuits, subject to judicial review and approval. The monetary terms of the Consent Decree provide that the Company will pay an aggregate amount of slightly less than $50 million to the class and for attorneys' fees, costs and expenses of carrying out the settlement. As a result, the Company accrued a non-recurring charge of $32.9 million, which was included in selling, general and administrative expense. This is in addition to previously accrued amounts in connection with this matter. As a consequence, reported net income per fully diluted share in the third quarter was reduced by $0.22.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.
         ---------------------------------------------

                (a) Financial statements of businesses acquired:
                    -------------------------------------------

                    Not applicable.

                (b) Pro forma financial information:
                    -------------------------------

                    Not applicable.

                (c) Exhibits:
                    --------

                    The following exhibit is included with this Current Report on Form 8-K:

             Exhibit No.     Description
             -----------     -----------

                99 News Release Issued by Abercrombie & Fitch Co. on November 9, 2004








                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ABERCROMBIE & FITCH CO.


Dated:  November 9, 2004            By:/s/ Susan J. Riley
                                       -----------------------------------------
                                       Susan J. Riley
                                       Senior Vice President-Chief
                                       Financial Officer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 9, 2004

                             Abercrombie & Fitch Co.


Exhibit No.   Description
-----------   -----------

    99        News Release Issued by Abercrombie & Fitch Co. on November 9, 2004